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Exhibit 10.2

AMENDMENT AND RESTATEMENT AGREEMENT

        This Amendment and Restatement Agreement (this "Amendment Agreement") dated as of September 19, 2003, is entered into among VIEWLOCITY, INC., a Georgia corporation (the "Company"),VIESTA CORPORATION, a Delaware corporation ("Parent") and each of the entities identified on Schedule I attached hereto (each a "Purchaser," collectively, the "Purchasers"), with reference to the following:

RECITALS

        A.    The Company and the Purchasers are parties to that certain Securities Purchase Agreement, dated as of December 7, 2000, as amended by that certain Amendment Number One to Securities Purchase Agreement, dated as of February 23, 2001, and as further amended by that certain Amendment Number Two to Securities Purchase Agreement, dated as of November 14, 2002 (as amended, the "Securities Purchase Agreement").

        B.    Pursuant to the Securities Purchase Agreement, the Company authorized, issued and sold, and the Purchasers purchased:

          (a)   $1,500,000 in aggregate principal amount of the Company's 10% Short Term Notes due July 15, 2003 (as amended, restated or otherwise modified from time to time, the "Short Term Notes "), and

          (b)   $6,500,000 in aggregate principal amount of the Company's 10% Long Term Notes due December 7, 2005 (as amended, restated or otherwise modified from time to time, the "New Notes").

The Short Term Notes and the New Notes are herein referred to collectively, as the "Existing Notes."

        C.    The Purchasers are the holders of all outstanding Existing Notes as of the date hereof. Each Purchaser holds one Short Term Note and one New Note.

        D.    The Company has requested that the Purchasers waive all Existing Events of Default (defined below) under the Securities Purchase Agreement, and the undersigned Purchasers are agreeable to waiving the Existing Events of Default.

        E.    The Company has entered into that certain Agreement and Plan of Merger, dated as of September 19, 2003 (the "Merger Agreement"), by and among Parent, the Company and Viesta Acquisition Corporation, a Georgia corporation ("Merger Sub"), pursuant to which the Merger Sub will be merged with and into the Company (the "Merger"), with the Company as the surviving corporation.

        F.     Parent will enter into a series of Subscription Agreements with the investors named therein (collectively, the "Subscription Agreements"), pursuant to which such investors will invest an aggregate amount of not less than $7,000,000 (the "Additional Investment") in the Series A Participating Preferred Stock of Parent having the rights, preferences and privileges set forth in the Amended and Restated Certificate of Incorporation attached hereto as Exhibit F (the "Series A Preferred").

        G.    Parent is willing, upon the effectiveness of this Amendment Agreement, to guaranty the obligations and liabilities of the Company under the Securities Purchase Agreement and, immediately after the Merger, the Purchasers are willing to convert their outstanding Short-Term Notes and New Notes under the Securities Purchase Agreement into a combination of new senior subordinated notes of the Company and shares of Series A Preferred of Parent.

        H.    In connection with the Merger and the Additional Investment, the parties desire to amend and restate the Securities Purchase Agreement.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Purchasers hereby agree as follows:

        1.    Defined Terms.    Capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Securities Purchase Agreement.

        2.    Securities Purchase Agreement and Financing Documents.    The Company hereby confirms the Securities Purchase Agreement, the Short Term Notes, the New Notes and the other Financing Documents remain in full force and effect and Parent hereby agrees that it, upon the effectiveness of this Amendment Agreement, it will become a party to the Securities Purchase Agreement as it is amended and restated pursuant to Section 3 as if it were an original signatory thereto.

        3.    Amendment and Restatement of Securities Purchase Agreement; Waiver; Forbearance.

          (a)   The parties hereby agree that the Securities Purchase Agreement shall be amended and restated to read in its entirety as set forth in Exhibit A hereto.

          (b)   Each Purchaser hereby waives for the period of forbearance specified in Section 3(c), (i) each Event of Default under the Securities Purchase Agreement existing on the date hereof under clause (a) of the definition of Event of Default in the Securities Purchase Agreement, and (ii) each Event of Default under the Securities Purchase Agreement existing on the date hereof under clause (c) of the definition of Event of Default in the Securities Purchase Agreement (together, the "Existing Events of Default").

          (c)   The Purchasers hereby agree, effective upon the execution of this Amendment Agreement by all of the parties hereto, that they will forbear from exercising their remedies under the Financing Documents with respect to any Existing Events of Default until the earliest to occur of (i) the termination of the Merger Agreement, (ii) the Closing (as defined in the Merger Agreement) if it is not immediately followed by the Exchange; and (iii) December 31, 2003; provided, that such forbearance shall only be effective if and so long as (1) Silicon Valley Bank and Commvest, LLC have agreed to either waive existing defaults under their respective financing documents or similarly forbear exercising their remedies with respect thereto; and (2) no material creditor of the Company shall have commenced exercise of its remedies against the Company or its subsidiaries. In consideration of such forbearance, the Company agrees that it shall incur no Indebtedness on or after the date of this Agreement during any period of forbearance except that:

            (i)    The Company shall be permitted to enter into a bridge financing with Silicon Valley Bank on the terms set forth in Exhibit E hereto (the "SVB Bridge Terms"); and

            (ii)   The Company shall be permitted to enter into any other bridge financing with other parties so long as:

              (1)   the Purchasers have been given not less than 10 Business Days' prior written notice thereof, accompanied by the terms of such proposed bridge financing in reasonable detail and an offer for the Purchasers to participate in up to 25% of such bridge financing or any guarantee of such bridge financing;

              (2)   the economic terms of such bridge financing, taken as a whole, shall not be less advantageous from the standpoint of the Company than the SVB Bridge Terms (provided, that, if the economic terms of such bridge financing are substantively the same as the SVB Bridge Terms, this condition shall be deemed to be satisfied) and the terms of the proposed bridge financing shall provide that the bridge financing provided by the Purchasers shall be repaid upon the consummation of the Merger; and

              (3)   during such ten Business Day period, the Purchasers have been given reasonable access to all financial and other information reasonably necessary to make an investment decision.

  The Purchasers shall notify the Company as to whether it will participate in the proposed bridge financing not less than two Business Days prior to the proposed date of funding. If the Purchasers elect to participate, the documentation of the bridge financing shall be reasonably acceptable to the Purchasers.

          (d)   Notwithstanding anything in the Securities Purchase Agreement to the contrary, the Purchasers hereby consent to the Merger solely on the terms and conditions set forth in the Merger Agreement as it exists on the date hereof and waive any breach by the Company or any of its Subsidiaries that would be created by the consummation of the Merger so long as the Merger is followed immediately by the Exchange.

        4.    Exchange of Notes.

          (a)   Upon the effectiveness of this Amendment Agreement pursuant to Section 5, each Purchaser shall be deemed to have exchanged its Short Term Note and its New Note together with all accrued and unpaid interest on each (collectively, the "Exchange") into:

            (i)    a new note of the Company in the form of Exhibit B hereto (each a "New Company Note") in the principal amount set forth with respect to such Purchaser on Schedule I hereto; and

            (ii)   the number of shares of Series A Preferred of Parent set forth with respect to such Purchaser on Schedule I hereto.

          (b)   Parent shall deliver each Purchaser's New Company Note and shares of Series A Preferred to such Purchaser within five Business Days of such Purchaser's surrender of its Short-Term Note and New Note to Parent for cancellation. Notwithstanding any failure to deliver any Short-Term Notes or New Notes, they shall be deemed irrevocably cancelled and of no further force and effect immediately after the effectiveness of this Amendment Agreement; provided, that upon such cancellation such Purchaser shall have the right to receive its New Company Note and shares of Series A Preferred.

          (c)   Parent and the Company agree that the maximum amount of the Additional Investment that may be made by the persons and entities listed as Series A Preferred purchasers on the capitalization table attached hereto as Exhibit G, together with their affiliates, shall be $8,000,000.

        5.    Conditions to Effectiveness.    Notwithstanding anything to the contrary set forth herein (except the provisions of Section 3(c) which shall be immediately effective), this Amendment Agreement and the agreements contained herein shall first be effective upon satisfaction of all of the following conditions:

          (a)   Each of the parties hereto shall have executed and delivered this Amendment Agreement and Parent shall have executed and delivered a guaranty in the form attached hereto as Exhibit C;

          (b)   The Closing (as such term is defined in the Merger Agreement) shall have occurred and the Additional Investment having gross proceeds of not less than $7,000,000 shall have been completed and funded;

          (c)   The Company shall have reimbursed the Purchasers for those Legal Fees and Expenses payable under Section 7 hereof to the extent copies of invoices setting forth such Legal Fees and Expenses have been delivered to the Company at least one Business Day prior to the Closing;

          (d)   Parent, the other purchasers of Series A Preferred and each Purchaser shall have become a party to the Investor Rights Agreement in the form attached hereto as Exhibit D; and

          (e)   The Purchasers shall have received opinion(s) of counsel to Parent and the Company, each reasonably satisfactory to the Purchasers.

        6.    Representations and Warranties.

          (a)   Each party hereto hereby represents and warrants that (i) the execution, delivery, and performance of this Amendment Agreement (A) is within such party's corporate, partnership or limited liability company power and authority, (B) have been duly authorized by all necessary corporate, partnership or limited liability company action, and (C) are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws or other organizational documents, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (ii) this Amendment Agreement has been duly executed and delivered by it; and (iii) this Amendment Agreement constitutes its legal, valid, and binding obligation, enforceable against it in accordance with its terms.

          (b)   Each of Parent and the Company represents and warrants that, upon the effectiveness of this Amendment Agreement, (i) the Securities Purchase Agreement constitutes its legal, valid, and binding obligation, enforceable against it in accordance with its terms, and (ii) except as set forth in the applicable section of the disclosure schedule attached hereto as Schedule II (the "Disclosure Schedule"), each representation and warranty set forth in Article III of the Securities Purchase Agreement is true and correct in all material respects immediately following the Closing (as defined in the Merger Agreement).

          (c)   Each Purchaser severally represents and warrants that each of the representations and warranties set forth in Sections 1.6(a), (b) and (c) of the Securities Purchase Agreement is true and correct with respect to the Securities being issued to it as of the time of the Exchange.

        7.    Expenses.    The Company agrees, whether or not the transactions hereby contemplated shall be consummated, to reimburse Westbridge for the reasonable legal fees and expenses ("Legal Fees") of Wilson Sonsini Goodrich & Rosati, P.C., incurred in connection with the negotiation and preparation of this Amendment Agreement, and in connection with the transactions contemplated hereby and agrees to reimburse the Purchasers for their reasonable out-of-pocket costs and expenses (exclusive of any salaries or other overhead items) incurred in connection with the transactions contemplated hereby (collectively, the "Expenses") (including any Legal Fees and Expenses not reimbursed; provided, however, that the Company shall not pay aggregate Legal Fees and Expenses in excess of $50,000.

        8.    Effect of this Amendment Agreement.    On and after the effectiveness of this Amendment Agreement, each reference to the Securities Purchase Agreement in the Securities Purchase Agreement or in any other Financing Document shall mean the Securities Purchase Agreement as amended and restated pursuant to this Amendment Agreement. Except to the extent set forth herein, the execution, delivery and effectiveness of this Amendment Agreement shall not operate as a waiver of any right, power, or remedy of Purchasers, nor constitute a waiver of any provision of the Securities Purchase Agreement or any other Financing Document.

        9.    Construction.    This Amendment Agreement shall be governed by and construed in accordance with the laws of the State of California without reference to its conflicts of law provisions.

        10.    Counterparts.    This Amendment Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment Agreement by signing any such counterpart. Delivery of an executed counterpart of this Amendment Agreement by telefacsimile or other form of electronic transmission shall be equally as effective as delivery of an original executed counterpart of this Amendment Agreement. Any party delivering an executed counterpart of this Amendment Agreement by telefacsimile or other form of electronic transmission also shall deliver an original executed counterpart of this Amendment Agreement, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment Agreement.

        IN WITNESS WHEREOF, the parties have entered into this Amendment Agreement as of the date first above written.

VIEWLOCITY, INC.
By:	/s/ L. ALLEN PLUNK
Name:	L. Allen Plunk
Title:	Executive Vice President and Chief Financial Officer
VIESTA CORPORATION
By:	/s/ ALEX GUIRA
Name:	Alex Guira
Title:	CEO

WESTBRIDGE VENTURES, L.P.
By:	Westbridge Ventures, L.L.C., its General Partner
By:	TCW Asset Management Company, as Managing Member
By:	/s/ STEVEN F. STRANDBERG
Name:	Steven F. Strandberg
Title:	Managing Director
By:	TCW Asset Management Company, as Managing Member
By:	/s/ MARK ATTANASIO
Name:	Mark Attanasio
Title:	Group Managing Director

TCW LEVERAGED INCOME TRUST IV, L.P.
By:	TCW Asset Management Company, as its Investment Adviser
By:	/s/ STEVEN F. STRANDBERG
Name:	Steven F. Strandberg
Title:	Managing Director
By:	/s/ MARK ATTANASIO
Name:	Mark Attanasio
Title:	Group Managing Director
By:	TCW (LINC IV), L.L.C., as General Partner
By:	TCW Asset Management Company, as its Managing Member
By:	/s/ STEVEN F. STRANDBERG
Name:	Steven F. Strandberg
Title:	Managing Director
By:	/s/ MARK ATTANASIO
Name:	Mark Attanasio
Title:	Group Managing Director

TCW SHARED OPPORTUNITY FUND III, L.P.
By:	TCW Asset Management Company, its investment adviser
By:	/s/ STEVEN F. STRANDBERG
Name:	Steven F. Strandberg
Title:	Managing Director
By:	/s/ MARK ATTANASIO
Name:	Mark Attanasio
Title:	Group Managing Director
SHARED OPPORTUNITY FUND IIB, L.L.C.
By:	TCW Asset Management Company, as its Investment Adviser
By:	/s/ STEVEN F. STRANDBERG
Name:	Steven F. Strandberg
Title:	Managing Director
By:	/s/ MARK ATTANASIO
Name:	Mark Attanasio
Title:	Group Managing Director

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  Exhibit 10.2
AMENDMENT AND RESTATEMENT AGREEMENT